UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:

811-02328

Boulder Growth & Income Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

Fund Administrative Services

2344 Spruce Street, Suite A

Boulder, CO 80302

(Address of Principal Executive Offices)(Zip Code)

Fund Administrative Services

2344 Spruce Street, Suite A

Boulder, CO 80302

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code:

(303) 444-5483

Date of Fiscal Year End: November 30

Date of Reporting Period: May 31, 2011

Item 1. Reports to Stockholders.

The Report to Stockholders is attached herewith.

BOULDER FUNDS

BOULDER

GROWTH & INCOME FUND, INC. UNAUDITED

5.31.11 SEMI-ANNUAL

NYSE SYMBOL · BIF

Boulder Growth & Income Fund, Inc.	Letter from the Advisers

Dear Stockholders:

For the 6 month period ending May 31, 2011, the Boulder Growth & Income Fund, Inc. (the “Fund”) returned 7.6% on net assets. This compared to 15.0% returned by the S&P 500 during the same period. The table below shows the historic returns for the Fund for various periods ending May 31, 2011:

	3 Months	6 Months	One Year	Three Years*	Five Years*	Since January 2002**

Boulder Growth & Income Fund (NAV)	0.4%	7.6%	21.0%	2.8%	6.5%	6.5%

Boulder Growth & Income Fund (Market)	-0.9%	8.8%	22.0%	-3.4%	4.0%	8.3%

S&P 500 Index	1.8%	15.0%	26.0%	0.9%	3.3%	3.9%

Dow Jones Industrial Average	3.5%	15.6%	27.3%	2.8%	5.2%	5.1%

NASDAQ Composite	2.1%	14.0%	26.9%	5.0%	6.4%	5.0%

*	Annualized.
**

Annualized since January 2002, when the current Advisers became investment advisers to the Fund. Does not include the effect of dilution on non-participating stockholders from the December 2002 rights offering.

The performance data quoted represents past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from the issuance of preferred shares.

The Fund’s largest holdings returned the following for the 6-month period ended May 31, 2011: Berkshire Hathaway, Inc., in which the Fund owns a combined $57.3 million stake (25.3% of the Fund’s assets) between the Class A and Class B shares, returned -1.2% on Class A and -0.8% on Class B; Cohen & Steers Infrastructure Fund, a closed-end fund in which the Fund owns a $14.2 million stake (6.3% of the Fund’s assets), returned 13.8%; Johnson & Johnson, a $13.5 million stake (5.9% of the Fund’s assets), returned 9.3%; Wal-Mart Stores Inc., a $13.3 million stake (5.8% of the Fund’s assets), returned 2.1%; and Becton Dickinson & Co., a $6.1 million stake (2.7% of the Fund’s assets) returned 12.3%. From a price appreciation standpoint, the Fund’s investment in Oneok, Inc. was up 39.1% for the period, Pfizer Inc. was up 31.6% and W.P. Carey & Co, LLC was up 29.5%

On the negative side, RWE AG, in which the Fund owns a $1 million stake (0.5% of the Fund’s assets), returned -16.3% during the period. Other detractors from performance included, The Empire District Electric Co. which returned -11.1%, Hang Lung   Properties Ltd, a Hong Kong   real   estate company,  which  returned -10.4% for the period, and Alliance Bernstein Holdings, LP which returned -9.3%.

Semi-Annual Report | May 31, 2011	1

Letter from the Advisers	Boulder Growth & Income Fund, Inc.

Since December 1, 2010, we have made new investments, including Pengrowth Energy Corp. (PGH), Sanofi ADR (SNY) and Total SA ADR (TOT). We also added to our positions in Alliance Bernstein Holdings, LP (AB), Energy Transfer Partners, LP (ETP), Cheung Kong Holdings, Ltd (1 HK), Unilever (UNA NA), and PPL Corp (PPL). We anticipate making additional new investments as opportunities arise from time to time, although, because of the Fund’s diversification requirements, such positions will be on the smaller side relative to our earlier investments (e.g., not greater than 4% of the Fund’s assets at the time of purchase). As of May 31, 2011, the Fund held a cash position of $15 million (6.6% of the Fund’s assets).

Thank you for your continued confidence in the Fund. We look forward to serving the Fund’s stockholders in the years to come.

Sincerely,

Stephen C. Miller

President

The views and opinions in the preceding commentary are subject to change. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

2	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Financial Data
May 31, 2011 (Unaudited)

	Per Share of Common Stock
	Net Asset Value	NYSE Closing Price	Dividend Paid
11/30/10	$7.46	$6.20	$0.00
12/31/10	7.57	6.23	0.10	*
1/31/11	7.66	6.40	0.00
2/28/11	7.87	6.70	0.00
3/31/11	7.80	6.59	0.00
4/30/11	8.05	6.66	0.00
5/31/11	7.90	6.64	0.00

*	This distribution consisted of $0.05 per share short-term capital gains and $0.05 per share long-term capital gains.

INVESTMENTS AS A % OF NET ASSETS AVAILABLE TO COMMON AND PREFERRED STOCK

Semi-Annual Report | May 31, 2011	3

Portfolio of Investments	Boulder Growth & Income Fund, Inc.
May 31, 2011 (Unaudited)

Shares/ Principal Amount	Description	Value (Note 1)

LONG TERM INVESTMENTS 93.0%
DOMESTIC COMMON STOCKS 67.3%
Coal 0.2%
21,000	Penn Virginia Resource Partners L.P.	$543,270

Construction Machinery 0.9%
20,000	Caterpillar, Inc.	2,116,000

Cosmetics/Personal Care 0.9%
30,000	The Procter & Gamble Co.	2,010,000

Diversified 25.3%
466	Berkshire Hathaway, Inc., Class A*	55,349,150
25,000	Berkshire Hathaway, Inc., Class B*	1,976,750
		57,325,900
Diversified Financial Services 2.2%
123,500	AllianceBernstein Holding L.P.	2,571,270
35,000	American Express Co.	1,806,000
4,300	Franklin Resources, Inc.	557,194
		4,934,464
Electric Utilities 5.6%
12,000	Allete, Inc.	478,560
15,000	Alliant Energy Corp.	616,950
13,000	American Electric Power Co., Inc.	496,600
33,500	Black Hills Corp.	1,039,170
22,000	The Empire District Electric Co.	421,520
25,679	FirstEnergy Corp.	1,145,797
150,000	Great Plains Energy, Inc.	3,175,500
8,000	NextEra Energy, Inc.	463,600
11,700	OGE Energy Corp.	597,519
40,000	PPL Corp.	1,127,600
11,000	Progress Energy, Inc.	523,820
12,000	SCANA Corp.	488,040
13,000	Southern Co.	521,040
28,000	TECO Energy, Inc.	537,600
15,200	UIL Holdings Corp.	503,576
20,000	Westar Energy, Inc.	543,800
		12,680,692
Gas 2.0%
11,000	AGL Resources, Inc.	452,210
14,000	Atmos Energy Corp.	466,900
31,000	CenterPoint Energy, Inc.	599,230
12,000	Inergy L.P.	445,080

4	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Portfolio of Investments
May 31, 2011 (Unaudited)

Shares/ Principal Amount	Description	Value (Note 1)

Gas 2.0% (continued)
13,000	The Laclede Group, Inc.	$488,930
11,000	Nicor, Inc.	604,560
17,000	Piedmont Natural Gas Co., Inc.	534,990
17,000	Vectren Corp.	479,740
12,000	WGL Holdings, Inc.	471,000
		4,542,640
Healthcare Products & Services 8.6%
70,000	Becton Dickinson & Co.	6,128,500
200,000	Johnson & Johnson	13,458,000
		19,586,500
Manufacturing 0.5%
12,000	3M Co.	1,132,560

Oil & Gas 2.1%
65,000	ConocoPhillips	4,759,300

Pharmaceuticals 0.5%
20,000	Merck & Co., Inc.	735,000
17,000	Pfizer, Inc.	364,650
		1,099,650
Pipelines 3.0%
29,300	Boardwalk Pipeline Partners L.P.	852,630
7,800	Buckeye Partners L.P.	494,910
17,800	El Paso Pipeline Partners L.P.	611,786
28,100	Energy Transfer Partners L.P.	1,335,031
27,200	Enterprise Products Partners L.P.	1,132,608
7,200	Kinder Morgan Energy Partners L.P.	536,832
10,300	Magellan Midstream Partners L.P.	608,318
10,300	Oneok, Inc.	732,227
8,200	Plains All American Pipeline L.P.	510,368
		6,814,710
Real Estate 0.3%
17,300	WP Carey & Co. LLC	663,282

Real Estate Investment Trusts (REITs) 1.3%
16,400	HCP, Inc.	622,216
11,481	Health Care REIT, Inc.	610,674
22,000	Healthcare Realty Trust, Inc.	484,440
14,450	Nationwide Health Properties, Inc.	632,910
16,300	Realty Income Corp.	572,782
		2,923,022

Semi-Annual Report | May 31, 2011	5

Portfolio of Investments	Boulder Growth & Income Fund, Inc.
May 31, 2011 (Unaudited)

Shares/ Principal Amount	Description	Value (Note 1)

Registered Investment Companies (RICs) 6.9%
770,270	Cohen & Steers Infrastructure Fund, Inc.	$14,172,968
76,683	RMR Asia Pacific Real Estate Fund	1,368,792

		15,541,760
Retail 6.1%
9,000	Suburban Propane Partners L.P.	474,930
240,000	Wal-Mart Stores, Inc.	13,252,800

		13,727,730
Tobacco Products 0.9%
45,000	Altria Group, Inc.	1,262,700
10,800	Philip Morris International, Inc.	774,900

		2,037,600
TOTAL DOMESTIC COMMON STOCKS
(Cost $112,921,083)		152,439,080

FOREIGN COMMON STOCKS 18.0%
Banks 0.3%
10,200	Bank of Nova Scotia	624,939

Beverages 4.6%
25,000	Diageo PLC, Sponsored ADR	2,127,250
120,000	Heineken Holding NV	6,294,612
31,663	Heineken NV	1,905,576

		10,327,438
Diversified Financial Services 0.1%
10,500	Guoco Group, Ltd.	131,497

Electric Utilities 0.5%
18,000	RWE AG	1,049,879

Food 1.3%
20,000	Nestle SA	1,283,855
53,000	Unilever NV	1,729,853

		3,013,708
Holding Companies-Diversified 0.8%
152,000	Hutchison Whampoa, Ltd.	1,758,954

Oil & Gas 0.9%
80,000	Pengrowth Energy Corp.	1,055,200
18,000	Total SA, Sponsored ADR	1,036,620

		2,091,820

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Boulder Growth & Income Fund, Inc.	Portfolio of Investments
May 31, 2011 (Unaudited)

Shares/ Principal Amount	Description	Value (Note 1)

Pharmaceuticals 1.0%
14,500	Sanofi	$1,148,098
30,000	Sanofi, ADR	1,188,300

		2,336,398
Real Estate 5.7%
44,000	Brookfield Asset Management, Inc., Class A	1,442,370
283,900	Cheung Kong Holdings, Ltd.	4,442,468
600,000	Hang Lung Properties, Ltd.	2,499,566
104,500	Henderson Land Development Co., Ltd.	709,445
1,500,000	Midland Holdings, Ltd.	1,049,200
650,000	Wheelock & Co., Ltd.	2,716,221

		12,859,270
Real Estate Investment Trusts (REITs) 2.8%
906,666	Ascendas Real Estate Investment Trust	1,514,357
983,610	Investment Office Fund	666,908
5,028,490	Kiwi Income Property Trust	4,312,598

		6,493,863
TOTAL FOREIGN COMMON STOCKS
(Cost $30,013,734)		40,687,766

AUCTION PREFERRED SECURITIES 3.0%
228	Advent Claymore Global Convertible Securities & Income Fund, Series W	4,669,006
100	Gabelli Dividend & Income Trust, Series B	2,119,225

TOTAL AUCTION PREFERRED SECURITIES
(Cost $8,094,396)		6,788,231

FOREIGN GOVERNMENT BONDS 1.4%
3,687,000	New Zealand Treasury Bonds, 6.000% due
NZD	11/15/2011	3,086,570

TOTAL FOREIGN GOVERNMENT BONDS
(Amortized Cost $2,721,636)		3,086,570

LIMITED PARTNERSHIPS 3.3%
5	Ithan Creek Partners, L.P.*(1)(2)	7,524,315

TOTAL LIMITED PARTNERSHIPS
(Cost $5,000,000)		7,524,315

Semi-Annual Report | May 31, 2011	7

Portfolio of Investments	Boulder Growth & Income Fund, Inc.
May 31, 2011 (Unaudited)

Shares/ Principal Amount	Description	Value (Note 1)

TOTAL LONG TERM INVESTMENTS (Cost $158,750,849)		$210,525,962

SHORT TERM INVESTMENTS 6.6%
MONEY MARKET FUNDS 6.6%
1,018,861	Dreyfus Treasury Cash Management Money Market Fund, Institutional Class, 7-Day Yield - 0.010%	1,018,861
14,000,000	JPMorgan Prime Money Market Fund, 7-Day Yield - 0.102%	14,000,000

		15,018,861
TOTAL MONEY MARKET FUNDS (Cost $15,018,861)		15,018,861

TOTAL SHORT TERM INVESTMENTS (Cost $15,018,861)		15,018,861

TOTAL INVESTMENTS 99.6% (Cost $173,769,710)		225,544,823

OTHER ASSETS AND LIABILITIES 0.4%		1,001,268

TOTAL NET ASSETS AVAILABLE TO COMMON AND PREFERRED STOCK 100.0%		226,546,091

TAXABLE AUCTION MARKET PREFERRED STOCK (AMPS) REDEMPTION VALUE PLUS ACCRUED DIVIDENDS		(25,008,029)

TOTAL NET ASSETS AVAILABLE TO COMMON STOCK		$201,538,062

*	Non-income producing security.
(1)	Restricted Security; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933.
(2)

Fair valued security under procedures established by the Fund’s Board of Directors. Total value of fair valued securities as of May 31, 2011 was $7,524,315 or 3.3% of Total Net Assets Available to Common and Preferred Stock.

Percentages are stated as a percent of the Total Net Assets Available to Common and Preferred Stock.

8	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Portfolio of Investments
May 31, 2011 (Unaudited)

Common Abbreviations:

ADR - American Depositary Receipt.

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

L.P. - Limited Partnership.

Ltd. - Limited.

NV - Naamloze Vennootchap is the Dutch term for a public limited liability corporation.

NZD - New Zealand Dollar.

SA - Generally designates corporations in various countries, mostly those employing the civil law.

        This translates literally in all languages mentioned as anonymous company.

See accompanying notes to financial statements.

Semi-Annual Report | May 31, 2011	9

Statement of Assets and Liabilities	Boulder Growth & Income Fund, Inc.
May 31, 2011 (Unaudited)

ASSETS:
Investments, at value (Cost $173,769,710) (Note 1)	$225,544,823
Foreign Currency, at value (Cost $629,228)	641,896
Dividends and interest receivable	692,532
Prepaid expenses and other assets	47,311
Total Assets	226,926,562

LIABILITIES:
Investment co-advisory fees payable (Note 2)	244,403
Legal and audit fees payable	58,570
Administration and co-administration fees payable (Note 2)	44,426
Custody fees	12,031
Printing fees payable	3,677
Directors’ fees and expenses payable (Note 2)	158
Accrued expenses and other payables	17,206
Total Liabilities	380,471
TOTAL NET ASSETS APPLICABLE TO COMMON AND PREFERRED STOCKHOLDERS	$226,546,091

TAXABLE AUCTION MARKET PREFERRED STOCK:
$0.01 par value, 10,000 shares authorized, 1,000 shares outstanding, liquidation preference of $25,000 per share (Note 5)	25,000,000
Accrued dividends on Taxable Auction Market Preferred Stock	8,029
TOTAL NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS)	$201,538,062

NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS) CONSIST OF:
Par value of common stock (Note 4)	$254,956
Paid-in capital in excess of par value of common stock	149,265,049
Undistributed net investment income	710,820
Accumulated net realized loss on investments sold and foreign currency related transactions	(483,322)
Net unrealized appreciation on investments and foreign currency transactions	51,790,559
TOTAL NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS)	$201,538,062

Net Asset Value, $201,538,062/25,495,585 common stock outstanding	$7.90

See accompanying notes to financial statements.

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Boulder Growth & Income Fund, Inc.	Statement of Operations
For the Six Months Ended May 31, 2011 (Unaudited)

INVESTMENT INCOME:
Dividends (net of foreign withholding taxes $81,156)	$3,032,504
Interest and other income	70,137
Total Investment Income	3,102,641

EXPENSES:
Investment co-advisory fees (Note 2)	1,393,597
Administration and co-administration fees (Note 2)	251,640
Legal and audit fees	88,305
Directors’ fees and expenses (Note 2)	44,890
Printing fees	22,503
Custody fees	18,548
Transfer agency fees	14,773
Insurance expense	13,663
Preferred stock broker commissions and auction agent fees	11,291
Other	37,553
Total Expenses	1,896,763
Net Investment Income	1,205,878

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investment securities	(474,214)
Foreign currency related transactions	219,103
(255,111)
Net change in unrealized appreciation on:
Investment securities	13,011,646
Foreign currency related transactions	21,396
13,033,042
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	12,777,931
PREFERRED STOCK TRANSACTIONS: Distributions from net investment income	(189,452)
Total Preferred Stock Transactions	(189,452)

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$13,794,357

See accompanying notes to financial statements.

Semi-Annual Report | May 31, 2011	11

Statements of Changes in Net Assets	Boulder Growth & Income Fund, Inc.

	For the Six Months Ended May 31, 2011 (Unaudited)	For the Year Ended November 30, 2010

OPERATIONS:
Net investment income	$1,205,878	$ 1,024,862
Net realized gain/(loss) on investments	(255,111)	1,797,309
Net change in unrealized appreciation on investments and foreign currency transactions	13,033,042	17,534,726
	13,983,809	20,356,897

PREFERRED STOCK TRANSACTIONS (NOTE 5):
Distributions from net investment income	(189,452)	(220,017)
Distributions from long-term capital gain	–	(165,032)
Total Preferred Stock Transactions	(189,452)	(385,049)
Net Increase in Net Assets Applicable to Common Stockholders Resulting from Operations	13,794,357	19,971,848

DISTRIBUTIONS: COMMON STOCK (NOTE 9):
From net realized capital gains	(2,549,558)	–
Total Distributions: Common Stock	(2,549,558)	–

NET ASSETS:
Beginning of period	215,293,263	195,321,415
End of period (including undistributed/(overdistributed) net investment income of $710,820 and $(305,606), respectively)	226,538,062	215,293,263

Taxable Auction Market Preferred Stock, Par Value	(25,000,000)	(25,000,000)
Net Assets Applicable to Common Stockholders	$201,538,062	$ 190,293,263

See accompanying notes to financial statements.

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Intentionally Left Blank Page

Financial Highlights

Contained below is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund’s shares.

OPERATING PERFORMANCE:
Net asset value - Beginning of Period
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(a)
Net realized and unrealized gain/(loss) on investments
Total from Investment Operations
PREFERRED STOCK TRANSACTIONS
Dividends paid from net investment income(a)
Distributions paid from net realized capital gains(a)
Distributions paid from tax return of capital(a)
Distributions paid from long-term capital gain(a)
Change in accumulated undeclared dividends on AMPS*
Total Preferred Stock Transactions
Net Increase/(Decrease) from Operations Applicable to Common Stock
DISTRIBUTIONS: COMMON STOCK
Dividends paid from net investment income
Distributions paid from net realized capital gains
Distributions paid from tax return of capital
Total Distributions Paid to Common Stockholders
Dilutive Impact of Capital Share Transactions
Net Increase/(Decrease) in Net Asset Value
Common Share Net Asset Value - End of Period
Common Share Market Value - End of Period
Total Return, Common Share Net Asset Value(c)
Total Return, Common Share Market Value(c)
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCKHOLDERS:(d)
Net Operating Expenses
Gross Operating Expenses
Net Investment Income/(Loss)
SUPPLEMENTAL DATA:
Portfolio turnover rate
Net Assets Applicable to Common Stockholders, End of period (000’s)
Number of Common Shares Outstanding, End of period (000’s)
Ratio of Operating Expenses to Total Average Net Assets including AMPS(d)*

See accompanying notes to financial statements.

14	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.

For the Six Months Ended May 31, 2011 (Unaudited)	For the Year Ended November 30, 2010	For the Year Ended November 30, 2009	For the Year Ended November 30, 2008	For the Year Ended November 30, 2007	For the Year Ended November 30, 2006

$7.46	$6.68	$5.90	$8.92	$9.08	$8.00
0.05	0.04	(0.02)	0.07	0.25	0.40
0.50	0.76	0.82	(1.77)	1.06	1.51
0.55	0.80	0.80	(1.70)	1.31	1.91
(0.01)	(0.01)	(0.01)	(0.00) (b)	(0.11)	(0.11)
–	–	–	–	(0.00) (b)	–
–	–	(0.01)	(0.05)	–	–
–	(0.01)	–	–	–	–
–	–	–	–	–	(0.00) (b)
(0.01)	(0.02)	(0.02)	(0.05)	(0.11)	(0.11)
0.54	0.78	0.78	(1.75)	1.20	1.80
–	–	–	–	(0.57)	(0.35)
(0.10)	–	–	–	(0.03)	–
–	–	–	(1.27)	(0.75)	(0.37)
(0.10)	–	–	(1.27)	(1.35)	(0.72)
–	–	–	–	(0.01)	–
0.44	0.78	0.78	(3.02)	(0.16)	1.08
$7.90	$7.46	$6.68	$5.90	$8.92	$9.08
$6.64	$6.20	$5.63	$4.35	$9.16	$10.45
7.6%	11.7%	13.2%	(21.8)%	12.5%	23.5%
8.8%	10.1%	29.4%	(43.9)%	0.3%	63.3%

1.93%(e)	2.19%	2.08%	2.11%	2.65%	2.47%
1.93%(e)	2.19%	2.08%	2.12%	2.68%	2.52%
1.03%(e)	0.44%	(0.39)%	0.18%	1.52%	3.44%

1%	5%	22%	24%	49%	35%
$201,538	$190,293	$170,321	$150,336	$135,786	$103,104
25,496	25,496	25,496	25,496	15,226	11,353
1.71%(e)	1.93%	1.79%	1.80%	2.16%	1.96%

See accompanying notes to financial statements.

Semi-Annual Report | May 31, 2011	15

Financial Highlights	Boulder Growth & Income Fund, Inc.

*	Taxable Auction Market Preferred Shares (“AMPS”).
(a)	Calculated based on the average number of common shares outstanding during each fiscal period.
(b)	Amount represents less than $0.01 per common share.
(c)	Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period. Total return based on common share market value assumes the purchase of common shares at the market price on the first day and sale of common shares at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund’s distribution reinvestment plan.
(d)	Expense ratios do not include the effect of transactions with preferred stockholders. The income ratio includes income earned on assets attributable to AMPS outstanding.
(e)	Annualized.

The table below sets out information with respect to Taxable Auction Market Preferred Stock currently outstanding.(1)

	Par Value (000)	Total Shares Outstanding (000)	Asset Coverage Per Share(2)	Involuntary Liquidating Preference Per Share
05/31/11	$25,000	1	$226,546	$25,000
11/30/10	25,000	1	215,316	25,000
11/30/09	25,000	1	195,343	25,000
11/30/08	25,000	1	175,375	25,000
11/30/07	25,000	1	160,830	25,000
11/30/06	25,000	1	128,167	25,000

(1)	See Note 5 in Notes to Financial Statements.
(2)	Calculated by subtracting the Fund’s total liabilities from the Fund’s total assets and dividing by the number of AMPS outstanding.

See accompanying notes to financial statements.

16	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements
May 31, 2011 (Unaudited)

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

Boulder Growth & Income Fund, Inc. (the “Fund”), is a non-diversified, closed-end management company organized as a Maryland corporation and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements is in accordance with generally accepted accounting principles in the United States of America (“GAAP”) which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio Valuation: The net asset value of the Fund’s common shares is determined by the Fund’s co-administrator no less frequently than on the last business day of each week and month. It is determined by dividing the value of the Fund’s net assets attributable to common stock by the number of common shares outstanding. The value of the Fund’s net assets attributable to common shares is deemed to equal the value of the Fund’s total assets less (i) the Fund’s liabilities and (ii) the aggregate liquidation value of the outstanding Taxable Auction Market Preferred Stock. Securities for which market quotations are readily available (including securities listed on national securities exchanges and those traded over the-counter) are valued on the basis of the last sale on such exchange or the NASDAQ Official Close Price on the day of valuation. To the extent valuation adjustments are not applied to these securities, they are categorized as Level 1. In the absence of sales of listed securities and with respect to securities for which the most recent sale prices are not deemed to represent fair market value, and unlisted securities (other than money market instruments), securities are valued at the mean between the closing bid and asked prices, or based on a matrix system which utilizes information (such as credit ratings, yields and maturities) from independent sources. Investments for which market quotations are not readily available or do not otherwise accurately reflect the fair value of the investment are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including reference to valuations of other securities which are considered comparable in quality, maturity and type. To the extent these inputs are observable and timely, the values of these securities are categorized as Level 2; otherwise, the values are categorized as Level 3. Investments in money market instruments, which mature in 60 days or less at the time of purchase, are valued at amortized cost.

The Fund’s investments in unregistered pooled investment vehicles (hedge funds) are valued at the most recent value periodically determined by the respective hedge fund managers according to such manager’s policies and procedures (adjusted for estimated expenses and fees accrued to the Fund since the last valuation date); provided, however, that the Pricing Committee may consider whether it is appropriate, in light of relevant circumstances, to adjust such valuation in accordance with the Fund’s valuation procedures. If a hedge fund does not report a value to the Fund on a timely basis, the fair value of such hedge fund shall be based on the most recent value reported by the hedge fund, as well as any other relevant information available at the time the Fund values its portfolio. As a practical matter, hedge fund valuations generally can be obtained from hedge fund managers on a weekly basis, as of close of business Thursday, but the frequency and timing of receiving valuations for hedge fund investments is subject to change at any time, without notice to investors, at the discretion of the hedge fund manager or the Fund.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the Fund determines that developments between the close

Semi-Annual Report | May 31, 2011	17

Notes to Financial Statements	Boulder Growth & Income Fund, Inc.
May 31, 2011 (Unaudited)

of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the Fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE . In deciding whether it is necessary to adjust closing prices to reflect fair value, the Fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Fund may also fair value securities in other situations, such as when a particular foreign market is closed but the U.S. market is open. The Fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The Fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. If the Fund uses adjusted prices, the Fund will periodically compare closing prices, the next day’s opening prices in the same markets and those adjusted prices as a means of evaluating its security valuation process.

Various inputs are used to determine the value of the Fund’s investments. Observable inputs are inputs that reflect the assumptions market participants would use based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions based on the best information available in the circumstances.

These inputs are summarized in the three broad levels listed below.

Level 1 — Unadjusted quoted prices in active markets for identical investments

Level 2 — Significant observable inputs (including quoted prices for similar investments, interest rates , prepayment speeds, credit risk, etc.)

Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of May 31, 2011 in valuing the Fund’s investments carried at value:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Domestic Common Stocks	$152,439,080	$ –	$ –	$152,439,080
Foreign Common Stocks	40,687,766	–	–	40,687,766
Auction Preferred Securities	–	6,788,231	–	6,788,231
Foreign Government Bonds	–	3,086,570	–	3,086,570
Limited Partnerships	–	–	7,524,315	7,524,315
Short Term Investments	15,018,861	–	–	15,018,861
TOTAL	$208,145,707	$9,874,801	$7,524,315	$225,544,823

18	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements
May 31, 2011 (Unaudited)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities at Value*	Balance as of 11/30/10	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Net purchases/ (sales)	Transfer in and/or (out) of Level 3	Balance as of 05/31/2011	Net change in unrealized appreciation included in the Statement of Operations attributable to Level 3 investments still held at 5/31/2011
Auction Preferred Securities	$7,743,750	$(13,000)	$(305,519)	$(637,000)	$(6,788,231)	$–	$–
Limited Partnerships	6,740,862	–	783,453	–	–	7,524,315	783,453
TOTAL	$14,484,612	$(13,000)	$477,934	$(637,000)	$(6,788,231)	$7,524,315	$783,453

*	For detailed descriptions see the accompanying Portfolio of Investments.

In January 2010, the Financial Accounting Standards Board (FASB) issued Auditing Standards Update (ASU) No. 2010-06, Improving Disclosures About Fair Value Measurements. ASU No. 2010-06 amended FASB Accounting Standards Codification (ASC) 820-10, Fair Value Measurements and Disclosures (“FASB ASC 820”) to require new disclosures with regards to significant transfers into and out of Levels 1 and 2. ASU No. 2010-06 also clarifies existing fair value disclosures about the appropriate level of disaggregation and about inputs and valuation techniques for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3. The new disclosures and clarifications of existing disclosures were effective for interim and annual reporting periods beginning after December 15, 2009. The adoption on January 1, 2010, of the additional disclosure requirements of ASU No. 2010-06 did not materially impact the Fund’s financial statement disclosures.

In addition, ASU No. 2010-06 requires separate disclosures about purchases, sales, issuances, and other settlements in the rollforward of activity in Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. The adoption of the additional Level 3 rollforward disclosure requirements is not expected to materially impact the Fund’s financial statement disclosures.

Securities Transactions and Investment Income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded as of the ex-dividend date or for certain foreign securities when the information becomes available to the Fund. Interest income, including amortization of premium and accretion of discount on short-term investments, if any, is recorded on the accrual basis using the interest method.

Dividend income and return of capital received from investments in real estate investment trusts (“REITs”) and registered investment companies (“RICs”) is recorded at managements’ estimate of income included in distributions received. Distributions received in excess of this amount are recorded as a reduction of the cost of investments. The actual amount of income and return of capital are

Semi-Annual Report | May 31, 2011	19

Notes to Financial Statements	Boulder Growth & Income Fund, Inc.
May 31, 2011 (Unaudited)

determined by each REIT and RIC only after its fiscal year-end, and may differ from the estimated amounts. Such differences, if any, are recorded in the Fund’s following year. During the year ended November 30, 2010, the Fund received dividends from RICs of $1,178,415. It is estimated that $133,558 of these dividends were return of capital.

Foreign Currency Translations: The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate prevailing at the end of the period, and purchases and sales of investment securities, income and expenses transacted in foreign currencies are translated at the exchange rate on the dates of such transactions. Foreign currency gains and losses result from fluctuations in exchange rates between trade date and settlement date on securities transactions, foreign currency transactions, and the difference between the amounts of foreign interest and dividends recorded on the books of the Fund and the amounts actually received. The Fund records net realized gain or loss on investment securities and foreign currency transactions separately.

The portion of foreign currency gains and losses related to fluctuation in the exchange rates between the initial purchase trade date and subsequent sale trade date is included in gains and losses as stated in the Statement of Operations under Foreign currency related transactions. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing forward foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Fund’s Statement of Assets and Liabilities as a receivable or a payable and in the Fund’s Statement of Operations with the change in unrealized appreciation or depreciation.

Dividends and Distributions to Stockholders: Dividends to common stockholders will be declared in such a manner as to avoid the imposition of the 4% excise tax described in “Federal Income Taxes” below. The stockholders of Taxable Auction Market Preferred Stock (“AMPS”) are entitled to receive cumulative cash dividends as declared by the Fund’s Board of Directors. Distributions to stockholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to stockholders at least annually. Any net realized long-term capital gains may be distributed to stockholders at least annually or may be retained by the Fund as determined by the Fund’s Board of Directors. Capital gains retained by the Fund are subject to tax at the corporate tax rate. Subject to the Fund qualifying as a registered investment company, any taxes paid by the Fund on such net realized long-term gains may be used by the Fund’s stockholders as a credit against their own tax liabilities.

Recent Change in Investment Policy: Effective July 30, 2010, the Fund implemented a Board initiated and approved fundamental investment policy, which prohibits the Fund from investing more than 4% of its total assets (including leverage) in any single issuer at the time of purchase. The Fund’s holdings as of July 30, 2010 were grandfathered into the policy and so any positions already greater than 4% of total assets are exempt from this limitation.

On May 2, 2011, stockholders approved a proposal by the Fund to remove the Fund’s fundamental investment policy requiring the Fund to invest at least 25% of the value of the Fund’s total assets in Real Estate Related Companies. As a result, the Fund’s fundamental investment policy was amended to state that the Fund may not invest in the securities of companies conducting their principal business activity in the same industry if, immediately after such investment, the value of its investments in such industry would exceed 25% of the value of its total assets.

20	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements
May 31, 2011 (Unaudited)

Use of Estimates: The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Restricted Securities: As of May 31, 2011, the Fund held a security that is considered restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board of Directors as reflecting fair value.

Issuer Description	Acquisition Date	Cost	Market Value May 31, 2011	Market Value as Percentage of Net Assets Available to Common and Preferred Stock May 31, 2011
Ithan Creek Partners, L.P.	6/2/2008	$5,000,000	$7,524,315	3.3%

Indemnifications: Like many other companies, the Fund’s organizational documents provide that its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund’s maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

Federal Income Taxes: For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of sub-chapter M of the Internal Revenue Code by distributing substantially all of its earnings to its stockholders. Therefore, no federal income or excise tax provision is required.

Income and capital gain distributions are determined and characterized in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including temporary differences, (2) the attribution of expenses against certain components of taxable investment income, and (3) federal regulations requiring proportional allocation of income and gains to all classes of Stockholders. The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) 98% of the sum of its net investment income for that year and its capital gains (both long-term and short-term) for its fiscal year and (2) certain undistributed amounts from previous years.

Management has concluded that the Fund has taken no uncertain tax positions that require recognition. The Fund files income tax returns in the U.S. federal jurisdiction and Colorado. The statute of limitations on the Fund’s federal and state tax filings remains open for the fiscal years ended November 30, 2007 through November 30, 2010.

Semi-Annual Report | May 31, 2011	21

Notes to Financial Statements	Boulder Growth & Income Fund, Inc.
May 31, 2011 (Unaudited)

NOTE 2. INVESTMENT CO-ADVISORY FEES, DIRECTORS’ FEES,

CO-ADMINISTRATION FEE, CUSTODY FEE AND TRANSFER AGENT FEE

Boulder Investment Advisers, L.L.C. (“BIA”) and Stewart Investment Advisers (“SIA”) serve as the Fund’s co-investment advisers (the “Advisers”). The Fund pays the Advisers a monthly fee at an annual rate of 1.25% of the value of the Fund’s average monthly total net assets plus the principal amount of leverage, if any (“Net Assets”). At the November 8, 2010 Board of Directors meeting, the Advisers agreed to a waiver of advisory fees such that, in the future, the advisory fees would be calculated at the annual rate of 1.25% on Net Assets up to $400 million, 1.10% on Net Assets between $400-$600 million and 1.00% on Net Assets exceeding $600 million. This fee waiver has a one year term and is renewable annually at the option of the Advisers. The waiver is not subject to recapture. As the Fund’s Net Assets did not exceed $400 million at any time during the six months ended May 31, 2011, there was no fee waiver for that period. The equity owners of BIA are Evergreen Atlantic, LLC, a Colorado limited liability company (“EALLC”), and the Lola Brown Trust No. 1B (the “Lola Trust”), each of which is considered to be an “affiliated person” of the Fund as that term is defined in the 1940 Act. Stewart West Indies Trading Company, Ltd. is a Barbados international business company doing business as Stewart Investment Advisers. SIA receives a monthly fee equal to 75% of the fees earned by the Advisers, and BIA receives 25% of the fees earned by the Advisers. The equity owner of SIA is the Stewart West Indies Trust, considered to be an “affiliated person” of the Fund as that term is defined in the 1940 Act.

Fund Administrative Services, LLC (“FAS”) serves as the Fund’s co-administrator. Under the Administration Agreement, FAS provides certain administrative and executive management services to the Fund. The Fund pays FAS a monthly fee, calculated at an annual rate of 0.20% of the value of the Fund’s Net Assets up to $100 million, and 0.15% of the Fund’s Net Assets over $100 million. Prior to February 1, 2010, the Fund paid FAS a monthly fee, calculated at an annual rate of 0.20% of the value of the Fund’s Net Assets up to $250 million; 0. 18% on the next $150 million in Net Assets; and 0.15% on Net Assets over $400 million. Notwithstanding, FAS has agreed to cap the Fund’s total administration costs at 0.30% (including administration, co-administration, transfer agent and custodian fees). As such, FAS has agreed to waive a portion of its fee based on Net Assets should the total monthly administration expenses exceed 0.30%. The equity owners of FAS are EALLC and the Lola Trust, each of which is considered to be an “affiliated person” of the Fund as that term is defined in the 1940 Act.

ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s co-administrator. As compensation for its services, ALPS receives certain out-of-pocket expenses and asset-based fees, which are accrued daily and paid monthly. Fees paid to ALPS are calculated based on combined Net Assets of the Fund, and the following affiliates: Boulder Total Return Fund, Inc., The Denali Fund Inc., and First Opportunity Fund, Inc. (the “Fund Group”). ALPS receives the greater of the following, based on combined Net Assets of the Fund Group: an annual minimum of $460,000, or an annualized fee of 0.045% on Net Assets up to $1 billion, an annualized fee of 0.03% on Net Assets between $1 and $3 billion, and an annualized fee of 0.02% on Net Assets above $3 billion.

The Fund pays each Director who is not a director, officer, employee, or affiliate of the Advisers or FAS a fee of $8,000 per annum, plus $3,000 for each in-person meeting of the Board of Directors and $500 for each telephone meeting. In addition, the Chairman of the Board and the Chairman of the Audit Committee each receive $1,000 per meeting and each member of the Audit Committee receives $500 per meeting. The Fund will also reimburse all non-interested Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

22	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements
May 31, 2011 (Unaudited)

Bank of New York Mellon (“BNY Mellon”) serves as the Fund’s custodian and as compensation for BNY Mellon’s services the Fund pays BNY Mellon a monthly fee plus certain out-of-pocket expenses. BNY Mellon also serves as the Fund’s Common Stock Servicing Agent (transfer agent), dividend- paying agent and registrar, and as compensation for BNY Mellon’s services as such, the Fund pays BNY Mellon a monthly fee plus certain out-of-pocket expenses.

Deutsche Bank Trust Company Americas (“Auction Agent”), a wholly owned subsidiary of Deutsche Bank AG, serves as the Fund’s Preferred Stock transfer agent, registrar, dividend disbursing agent and redemption agent.

NOTE 3. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short term securities during the six months ended May 31, 2011 were $7,321,174 and $1,173,480, respectively.

On May 31, 2011, based on cost of $173,931,249 for federal income tax purposes, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $54,579,379 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $2,965,805 resulting in net unrealized appreciation of $51,613,574.

NOTE 4. CAPITAL

At May 31, 2011, 249,990,000 of $0.01 par value common stock were authorized, of which 25,495,585 were outstanding.

Transactions in common stock were as follows:

	For the Six Months Ended May 31, 2011	For the Year Ended November 30, 2010

Common Stock outstanding - beginning of period	25,495,585	25,495,585

Common Stock outstanding - end of period	25,495,585	25,495,585

NOTE 5. TAXABLE AUCTION MARKET PREFERRED STOCK

The Fund’s Articles of Incorporation authorize the issuance of up to 10,000 shares of $0.01 par value Taxable Auction Market Preferred Stock (“AMPS”). On October 17, 2005, the Fund issued 1,000 AMPS. AMPS are senior to common stock and result in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to common stockholders. Dividends on the AMPS are cumulative. The Fund’s AMPS have a liquidation preference of $25,000 per share plus any accumulated unpaid distributions, whether or not earned or declared by the Fund, but excluding interest thereon (“Liquidation Value”) and have no mandatory retirement date.

An auction of the AMPS is generally held every 28 days. Existing stockholders may submit an order to hold, bid or sell shares on each auction date. AMPS stockholders may also trade shares in the secondary market. In February 2008, the auction preferred shares market for closed-end funds became illiquid resulting in failed auctions for the AMPS. As such, the Fund continues to pay dividends on the AMPS at

Semi-Annual Report | May 31, 2011	23

Notes to Financial Statements	Boulder Growth & Income Fund, Inc.
May 31, 2011 (Unaudited)

the maximum rate (set forth in the Fund’s Articles Supplementary, the governing document for the AMPS). The Fund’s maximum rate is set at the greater of 1.25% of 30-day LIBOR or 30-day LIBOR plus 125 basis points.

For the six months ended May 31, 2011, distribution rates ranged from 1.45% to 1.52%. The Fund declared distributions to preferred stockholders for the period December 1, 2010 to May 31, 2011 of $189,452.

The Fund is subject to certain limitations and restrictions while AMPS are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of AMPS at their liquidation value. Specifically, the Fund is required under the Fund’s Articles Supplementary and the Investment Company Act of 1940 to maintain certain asset coverage with respect to the outstanding AMPS. The holders of AMPS are entitled to one vote per share and will vote with holders of common stock as a single class, except that the AMPS will vote separately as a class on certain matters, as required by law or the Fund’s charter. The holders of the AMPS, voting as a separate class, are entitled at all times to elect two Directors of the Fund, and to elect a majority of the Directors of the Fund if the Fund fails to pay distributions on AMPS for two consecutive years.

In connection with the settlement of each AMPS auction, the Fund pays, through the Auction Agent, a service fee to each participating broker-dealer based upon the aggregate liquidation preference of the AMPS held by the broker-dealer’s customers. Prior to February 19, 2009 the Fund paid at an annual rate of 0.25% and upon this date the annual rate was reduced to 0.05% until further notice from the Fund. These fees are paid for failed auctions as well.

On May 31, 2011, 1,000 shares of AMPS were outstanding at the annual rate of 1.45%. The dividend rate, as set by the auction process, is generally expected to vary with short-term interest rates. These rates may vary in a manner unrelated to the income received on the Fund’s assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Stockholders. While the Fund expects to earn a higher return on its assets than the cost associated with the AMPS, including expenses, there can be no assurance that such results will be attained.

NOTE 6. PORTFOLIO INVESTMENTS, CONCENTRATION AND INVESTMENT QUALITY

The Fund operates as a “non-diversified” investment company, as defined in the 1940 Act. As a result of being “non-diversified”, with respect to 50% of the Fund’s portfolio, the Fund must limit to 5% the portion of its assets invested in the securities of a single issuer. There are no such limitations with respect to the balance of the Fund’s portfolio, although no single investment can exceed 25% of the Fund’s total assets at the time of purchase. A more concentrated portfolio may cause the Fund’s net asset value to be more volatile and thus may subject stockholders to more risk. The Fund may acquire a substantial position (up to 25% of its assets) in the common stock of a single issuer. As of November 30, 2010, the Fund held more than 25% of its assets in Berkshire Hathaway, Inc., as a direct result of the market appreciation of the issuer since the time of purchase. Thus, the volatility of the Fund’s common stock, and the Fund’s net asset value and its performance in general, depends disproportionately more on the performance of this single issuer than that of a more diversified fund.

24	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements
May 31, 2011 (Unaudited)

The Fund has no restrictions on its ability to invest in foreign securities. Investment in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include, but are not limited to: (i) less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile thus, in a changing market, the Advisers may not be able to sell the Fund’s portfolio securities at times, in amounts and at prices they consider reasonable; (iii) currency exchange rates or controls may adversely affect the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience downturns or recessions; and, (v) withholdings and other non-U.S. taxes may decrease the Fund’s return.

At the April, 2007 Annual Meeting of Stockholders, stockholders approved a proposal to change the Fund’s industry concentration policy so that the Fund must invest more than 25% of its assets in “real estate related companies” rather than solely in real estate investment trusts (REITs). At the May 2011 Annual Meeting of Stockholders, stockholders approved a proposal to remove the policy to concentrate investments in “real estate related companies”.

The Fund intends to concentrate its common stock investments in a few issuers and to take large positions in those issuers, consistent with being a non-diversified fund. As a result, the Fund is subject to a greater risk of loss than a diversified fund or a fund that has diversified its investments more broadly. Under normal market conditions, the Fund intends to invest at least 80% of its net assets in common stocks. Common stocks include dividend-paying closed-end funds and REITs. The portion of the Fund’s assets that are not invested in common stocks may be invested in fixed income securities and cash equivalents. The term “fixed income securities” includes RICs whose objective is income, bonds, U.S. Government securities, notes, bills, debentures, preferred stocks, convertible securities, bank debt obligations, repurchase agreements and short-term money market obligations.

NOTE 7. SIGNIFICANT STOCKHOLDERS

On May 31, 2011, trusts and other entities affiliated with Stewart R. Horejsi and the Horejsi family owned 8,638,905 shares of Common Stock of the Fund, representing approximately 33.88% of the total Fund shares. Stewart R. Horejsi is the primary portfolio manager for SIA and is the Fund’s primary portfolio manager. He is responsible for the day-to-day strategic management of the Fund. Entities affiliated with Mr. Horejsi and the Horejsi family also own the Advisers and FAS.

NOTE 8. SHARE REPURCHASE PROGRAM

In accordance with Section 23(c) of the 1940 Act, the Fund may from time to time effect redemptions and/or repurchases of its AMPS and/or its common stock, in the open market or through private transactions; at the option of the Board of Directors and upon such terms as the Directors shall determine.

For the six months ended May 31, 2011 the Fund did not repurchase any of its own stock.

NOTE 9. TAX BASIS DISTRIBUTIONS

As determined on November 30, 2010, permanent differences resulting primarily from different book and tax accounting for gains and losses on foreign currency and certain other investments were reclassified at fiscal year-end. These reclassifications had no effect on net increase in net assets resulting from operations, net assets applicable to common stockholders or net asset value per common share outstanding.

Semi-Annual Report | May 31, 2011	25

Notes to Financial Statements	Boulder Growth & Income Fund, Inc.
May 31, 2011 (Unaudited)

Ordinary income and long-term capital gains are allocated to common stockholders after payment of the available amounts on any outstanding AMPS. To the extent that the amount distributed to common stockholders exceeds the amount of available ordinary income and long-term capital gains after allocation to any outstanding AMPS, these distributions are treated as a tax return of capital. Additionally, to the extent that the amount distributed on any outstanding AMPS exceeds the amount of available ordinary income and long-term capital gains, these distributions are treated as a tax return of capital.

Permanent book and tax basis differences of $(708,362), $535,589 and $172,773 were reclassified at November 30, 2010 among undistributed net investment loss, accumulated net realized losses on investments and paid-in-capital, respectively, for the Fund.

The tax character of distributions paid during the years ended November 30, 2010 and November 30, 2009 was as follows:

	Year Ended November 2010	Year Ended November 2009
Distributions paid from:
Ordinary Income	$ 220,017	$ 365,767
Long-Term Capital Gains	165,032	–
Tax Return of Capital	–	76,542

	$ 385,049	442,309

During the year ended November 30, 2010 the Fund used capital loss carryovers of $28,662.

As of November 30, 2010 the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	$1,422,589
Accumulated Capital Gains	1,066,941
Unrealized Appreciation	38,345,386
Cumulative Effect of Other Timing Differences	(61,658)

$40,773,258

The difference between book and tax basis distributable earnings is attributable primarily to temporary differences related to mark to market of passive foreign investment companies and partnership book and tax differences.

NOTE 10. RIGHTS OFFERINGS

In 2007 the Fund commenced a non-transferable rights offering which permitted stockholders to acquire one new common share of the Fund for every three shares held on the record date at a subscription price equal to the net asset value (“NAV”) per common share at the close of trading on the expiration date of the offering. The record date for determining stockholders eligible to participate in the rights offering was August 1, 2007. The subscription period was from August 13, 2007 to September 14, 2007. The price for the shares issued through the rights offering was calculated based on the NAV on the expiration date of the offering, which was determined to be $8.67. The rights offering was fully subscribed and the Fund issued 3,801,119 new shares at a price of $8.67 per share. The total gross proceeds to the Fund were $32,953,816. The expense associated with the rights offering totaled $162,591.

26	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements
May 31, 2011 (Unaudited)

On May 5, 2008 the Fund’s Board of Directors approved a non-transferable rights offering which permitted stockholders to acquire one new common share of the Fund for every three rights held on the record date at a subscription price equal to the NAV per share of common stock at the close of trading on the expiration date of the offering. The record date for determining stockholders eligible to participate in the rights offering was May 15, 2008. The subscription period was from May 23, 2008 to June 20, 2008. The subscription price for each newly issued share was determined to be $7.48, the Fund’s NAV at the close of trading on Friday, June 20, 2008. The total gross proceeds to the Fund were $76,166,564, and the Fund issued 10,182,696 new shares. The expenses associated with the rights offering totaled $142,294.

NOTE 11. INVESTMENTS IN LIMITED PARTNERSHIPS

As of May 31, 2011, the Fund had investments in limited partnerships. The Fund’s investments in the limited partnerships are reported on the Portfolio of Investments under the section titled Limited Partnerships.

Since the investments in limited partnerships are not publicly traded, the Fund’s ability to make withdrawals from its investments in the limited partnerships is subject to certain restrictions which vary for each respective limited partnership. These restrictions include notice requirements for withdrawals and additional restrictions or charges for withdrawals within a certain time period following initial investment. In addition, there could be circumstances in which such restrictions can include the suspension or delay in withdrawals from the respective limited partnership, or limited withdrawals allowable only during specified times during the year. In certain circumstances a limited partner may not make withdrawals that occur within certain periods following the date of admission to the partnership. As of May 31, 2011, withdrawal restrictions applied to certain of the Fund’s investments in limited partnerships. The following table summarizes the Fund’s investments in limited partnerships as of May 31, 2011.

Description	% of Net Assets as of 5/31/11	Value as of 5/31/11	Net Unrealized Gain/(Loss) as of 5/31/11	Mgmt fees	Incentive fees	Redemption Period/ Frequency
Ithan Creek Partners, LP	3.3%	$7,524,315	$2,524,315	Annual rate of 1% of net assets	20% of net profits at the end of the measurement period	June 30 upon 60 days’ notice
Total	3.3%	$7,524,315	$2,524,315

The Fund did not have any outstanding unfunded commitments as of May 31, 2011.

Semi-Annual Report | May 31, 2011	27

Additional Information	Boulder Growth & Income Fund, Inc.
May 31, 2011 (Unaudited)

PORTFOLIO INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available (1) on the Fund’s website located at http://www.boulderfunds.net; (2) on the SEC’s website at http://www.sec.gov; or (3) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

PROXY INFORMATION

The policies and procedures used to determine how to vote proxies relating to portfolio securities held by the Fund are available on the Fund’s website located at http://www.boulderfunds.net, on the SEC’s website at www.sec.gov, or by calling 303-449-0426. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at http://www.sec.gov.

SENIOR OFFICER CODE OF ETHICS

The Fund files a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer or controller, or persons performing similar functions (the “Senior Officer Code of Ethics”), with the SEC as an exhibit to its annual report on Form N-CSR. The Fund’s Senior Officer Code of Ethics is available on the Fund’s website located at http://www.boulderfunds.net.

PRIVACY STATEMENT

Pursuant to SEC Regulation S-P (Privacy of Consumer Financial Information) the Directors of the Fund have established the following policy regarding information about the Fund’s stockholders. We consider all stockholder data to be private and confidential, and we hold ourselves to the highest standards in its safekeeping and use.

General Statement. The Fund may collect nonpublic information (e.g., your name, address, email address, Social Security Number, Fund holdings (collectively, “Personal Information”) about stockholders from transactions in Fund shares. The Fund will not release Personal Information about current or former stockholders (except as permitted by law) unless one of the following conditions is met: (i) we receive your prior written consent; (ii) we believe the recipient to be you or your authorized representative; (iii) to service or support the business functions of the Fund (as explained in more detail below), or (iv) we are required by law to release Personal Information to the recipient. The Fund has not and will not in the future give or sell Personal Information about its current or former stockholders to any company, individual, or group (except as permitted by law) and as otherwise provided in this policy.

In the future, the Fund may make certain electronic services available to its stockholders and may solicit your email address and contact you by email, telephone or US mail regarding the availability of such services. The Fund may also contact stockholders by email, telephone or US mail in connection with these services, such as to confirm enrollment in electronic stockholder communications or to update your Personal Information. In no event will the Fund transmit your Personal Information via email without your consent.

Use of Personal Information. The Fund will only use Personal Information (i) as necessary to service or maintain stockholder accounts in the ordinary course of business and (ii) to support business functions of the Fund and its affiliated businesses. This means that the Fund may share certain Personal Information, only as permitted by law, with affiliated businesses of the Fund, and that such information may be used for non-Fund-related solicitation. When Personal Information is shared with the Fund’s business affiliates, the Fund may do so without providing you the option of preventing these types of disclosures as permitted by law.

28	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Additional Information
May 31, 2011 (Unaudited)

Safeguards regarding Personal Information. Internally, we also restrict access to Personal Information to those who have a specific need for the records. We maintain physical, electronic, and procedural safeguards that comply with Federal standards to guard Personal Information. Any doubts about the confidentiality of Personal Information, as required by law, are resolved in favor of confidentiality.

MEETING OF STOCKHOLDERS–VOTING RESULTS

On May 2, 2011, the Fund held its Annual Meeting of Stockholders to consider the proposals set forth below. The following votes were recorded:

Proposal 1: To approve amendments to the Fund’s charter that would permit the Fund’s directors that are elected by holders of the Fund’s preferred stock, at such time that the Fund’s preferred stock is no longer outstanding, to continue to serve as directors of the Fund for the remainder of his or her term or until his or her successor is duly elected and qualified.

	# of Votes Cast	% of Votes Cast
For	11,951,493	96.58%
Against	316,422	2.56%
Abstain	107,367	0.86%
Non Vote	–	0.00%
TOTAL	12,375,282	100.00%

Proposal 2: To approve the removal of the Fund’s fundamental investment policy requiring the Fund to invest at least 25% of its total assets in Real Estate Related Companies.

	# of Votes Cast	% of Votes Cast
For	12,052,414	97.39%
Against	226,112	1.83%
Abstain	96,756	0.78%
Non Vote	–	0.00%
TOTAL	12,375,282	100.00%

Proposal 3: Election of Directors.

Election of Joel W. Looney as Director of the Fund (both common and preferred stockholder vote)

	# of Votes Cast	% of Votes Cast
For	20,159,039	98.91%
Against	222,028	1.09%
Abstain	–	0.00%
TOTAL	20,381,067	100.00%

Semi-Annual Report | May 31, 2011	29

Summary of Dividend Reinvestment Plan	Boulder Growth & Income Fund, Inc.
May 31, 2011 (Unaudited)

Registered holders (“Common Stockholders”) of common shares (the “Common Shares”) are automatically enrolled (the “Participants”) in the Fund’s Dividend Reinvestment Plan (the “Plan”) whereupon all distributions of income, capital gains or managed distributions (“Distributions”) are automatically reinvested in additional Common Shares. Common Stockholders who elect to not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the stockholders of record (or if the shares are held in street name or other nominee name, then the nominee) by the custodian, as dividend disbursing agent.

BNY Mellon Investment Servicing (the “Agent”) serves as Agent for each Participant in administering the Plan. After the Fund declares a Distribution, if (1) the net asset value per Common Share is equal to or less than the market price per Common Share plus estimated brokerage commissions on the payment date for a Distribution, Participants will be issued Common Shares at the higher of net asset value per Common Share or 95% of the market price per Common Share on the payment date; or if (2) the net asset value per Common Share exceeds the market price plus estimated brokerage commissions on the payment date for a Distribution, the Agent shall apply the amount of such Distribution to purchase Common Shares on the open market and Participants will receive the equivalent in Common Shares valued at the weighted average market price (including brokerage commissions) determined as of the time of the purchase (generally, following the payment date of the Distribution). If, before the Agent has completed its purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the Common Shares as of the payment date, the purchase price paid by the Agent may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if such Distribution had been paid in Common Shares issued by the Fund. If the Agent is unable to invest the full Distribution amount in purchases in the open market or if the market discount shifts to a market premium during the purchase period than the Agent may cease making purchases in the open market the instant the Agent is notified of a market premium and may invest the uninvested portion of the Distribution in newly issued Common Shares at the net asset value per Common Share at the close of business provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Distribution will be divided by 95% of the market price on the payment date. The Fund will not issue Common Shares under the Plan below net asset value.

There is no charge to Participants for reinvesting Distributions, except for certain brokerage commissions, as described below. The Agent’s fees for the handling of the reinvestment of Distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each Participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open market purchase in connection with the reinvestment of Distributions. The automatic reinvestment of Distributions will not relieve Participants of any federal income tax that may be payable on such Distributions.

The Fund reserves the right to amend or terminate the Plan upon 90 days’ written notice to Common Stockholders of the Fund.

Participants in the Plan may (i) request a certificate, (ii) request to sell their shares, or (iii) withdraw from the Plan upon written notice to the Agent or by telephone in accordance with the specific procedures and will receive certificates for whole Common Shares and cash for fractional Common Shares.

All correspondence concerning the Plan should be directed to the Agent, BNY Mellon Investment Servicing, P.O. Box 358035, Pittsburgh, PA, 15252-8035. To receive a full copy of the Fund’s Dividend Reinvestment Plan, please contact the Agent at 1-866-228-4853.

30	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Notes

Semi-Annual Report | May 31, 2011

Notes	Boulder Growth & Income Fund, Inc.

www.boulderfunds.net

Directors	Richard I. Barr
Susan L. Ciciora
John S. Horejsi
Dr. Dean L. Jacobson
Joel W. Looney

Co-Investment	Stewart Investment Advisers
Advisers	Boulder Investment Advisers, LLC
2344 Spruce Street, Suite A
Boulder, CO 80302

Co-Administrator	Fund Administrative Services, LLC
2344 Spruce Street, Suite A
Boulder, CO 80302

Co-Administrator	ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Custodian	Bank of New York Mellon
One Wall Street
New York, NY 10286

Stock Transfer Agent	BNY Mellon Investment Servicing
PO Box 358035
Pittsburgh, PA 15252-8035

Independent	Deloitte & Touche LLP
Registered Public	555 17th Street, Suite 3600
Accounting Firm	Denver, CO 80202

Legal Counsel	Paul Hastings LLP
515 South Flower Street
Twenty-Fifth Floor
Los Angeles, CA 90071

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of stockholders and is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

BOULDER GROWTH & INCOME FUND, INC.

P.O. Box 358035

Pittsburgh, PA 15252-8035

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

The Registrant’s full schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No reportable purchases for the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors have been implemented after the registrant’s last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable to this semi-annual filing.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	BOULDER GROWTH & INCOME FUND, INC.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President (Principal Executive Officer)

Date:	August 8, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President (Principal Executive Officer)

Date:	August 8, 2011

By (Signature and Title)	/s/ Nicole L. Murphey
Nicole L. Murphey, Chief Financial Officer, Chief Accounting Officer, Vice President, Treasurer, Asst. Secretary (Principal Financial Officer)

Date:	August 8, 2011